EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Each of the undersigned hereby certifies, in their capacity as an officer of Oregon Pacific Bancorp (the “Company”), for purposes of 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his/her knowledge:

•
the Quarterly Report of the Company on Form 10-Q for the period September 30, 2005 the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2005

/s/ THOMAS K. GROVE

________________________________
Thomas K. Grove
President and Chief Executive Officer

/s/ JOANNE FORSBERG

________________________________
Joanne Forsberg
Chief Financial Officer and Secretary

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